UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22241

Partners Group Private Equity (Master Fund), LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2017

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2017

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-10
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Members' Equity	13
Consolidated Statement of Changes in Net Assets	14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16-17
Notes to Consolidated Financial Statements	18-31
Fund Management	32-33
Other Information	34-36

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2017

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the consolidated financial highlights present fairly, in all material respects, the financial position of the Partners Group Private Equity (Master Fund), LLC Fund and its subsidiaries (the “Fund”) as of March 31, 2017, the results of their operations for the year then ended, the changes in their members’ equity for the year ended March 31, 2016 and for the period April 1, 2016 through December 31, 2016, the changes in their net assets for the period January 1, 2017 through March 31, 2017, and their cash flows for the year ended March 31, 2017 and the consolidated financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, portfolio company investees, private equity funds or agent banks and the application of alternative auditing procedures where replies had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2017

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Common Stocks (2.82%) Communication (0.21%)	Acquisition Date	Geographic Region [a]	Shares	Fair Value
Crown Castle International Corp.	02/10/16	North America	27,000	$2,550,150
Eutelsat Communications SA	09/22/16	Western Europe	100,000	2,237,399
Total Communication (0.21%)				4,787,549

Diversified Financial Services (1.05%)
Ares Capital Corp.	02/10/16	North America	202,000	3,510,760
Eurazeo SA	12/12/16	Western Europe	40,000	2,635,480
Gimv N.V.	02/10/16	Western Europe	41,500	2,314,091
HgCapital Trust PLC	02/10/16	Western Europe	178,500	3,500,272
ICG Graphite Enterprise Trust PLC	02/10/16	Western Europe	369,777	3,103,319
Intermediate Capital Group PLC	12/12/16	Western Europe	135,000	1,194,559
KKR & Co. L.P.	02/10/16	North America	182,000	3,317,860
New Mountain Finance Corp.	02/10/16	North America	227,000	3,370,950
Onex Corporation	02/10/16	North America	21,000	1,497,825
Total Diversified Financial Services (1.05%)				24,445,116

Social Infrastructure (0.16%)
HICL Infrastructure Co. Ltd.	03/24/16	Western Europe	1,813,863	3,831,173
Total Social Infrastructure (0.16%)				3,831,173

Transportation (0.42%)
Flughafen Zuerich AG	07/01/16	Western Europe	12,500	2,664,303
Union Pacific Corp.	06/24/16	North America	26,500	2,807,145
Vinci SA	02/10/16	Western Europe	54,500	4,329,755
Total Transportation (0.42%)				9,801,203

Utilities (0.98%)
American Water Works Co., Inc.	02/10/16	North America	39,000	3,032,640
APA Group	02/11/16	Asia - Pacific	313,000	2,139,215
Atmos Energy Corp.	02/10/16	North America	56,000	4,422,320
Brookfield Infrastructure Partners, L.P.	02/10/16	North America	45,150	1,745,499
Cheung Kong Infrastructure Holdings Ltd.	02/11/16	Asia - Pacific	375,000	2,941,064
Enbridge, Inc.	02/10/16	North America	56,500	2,358,169
Hydro One Ltd.	02/10/16	North America	170,000	3,081,675
National Grid PLC	02/10/16	Western Europe	237,000	3,002,014
Total Utilities (0.98%)				22,722,596

Total Common Stocks (Cost $59,663,547) (2.82%)				$65,587,637

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Private Equity Investments (84.19%) Direct Investments * (64.38%) Direct Equity (34.19%)	Investment Type	Acquisition Date	Geographic Region [a]	Shares	Fair Value **
AAVAS Financiers Limited ^[b]	Common equity	06/23/16	Asia - Pacific	6,475,083	$28,980,774
Acrisure LLC [b]	Preferred equity	11/21/16	North America	14,779,221	16,863,028
Affordable Care Holding Corp. [b]	Common equity	10/22/15	North America	89,928	8,517,324
AP VIII Prime Security Serviced Holdings, L.P. [b,c]	Limited partnership interest	05/02/16	North America	—	14,368,560
Apollo Co- Investors (MHE), L.P. [b]	Limited partnership interest	05/21/13	North America	70,000	8,568,542
AqGen Island Intermediate Holdings II, Inc. [b]	Common equity	12/03/15	North America	1,189	1,397,172
Argan Mauritius Limited [b]	Common equity	05/09/16	Asia - Pacific	104,935	14,831,597
Astorg Co-Invest Kerneos, FCPI [b,c]	Common equity	03/20/14	Western Europe	—	16,982,585
Astorg Co-Invest SGG ^[b]	Common equity	02/10/16	Western Europe	780,000	13,201,136
Aurora Products Group, LLC [b,c,d]	Member interest	06/29/12	North America	—	10,514
AX IV SAIC Holding III ApS [b]	Common equity	09/23/16	Western Europe	203,688,000	14,641,874
Brilliant Circle Holdings International Ltd. [b]	Common equity	04/14/11	Asia - Pacific	12,448,515	2,050,347
CapitalSpring Finance Company, LLC [b]	Common equity	10/03/14	North America	3,020,546	4,460,643
Capvis IV Co - Investors Faster L.P. ^[b,c]	Limited partnership interest	09/24/14	Western Europe	—	16,794,854
Carlyle Retail Turkey Partners, L.P. [b,c]	Limited partnership interest	07/11/13	South America	—	5,801,280
CB Herff Jones Buyer HoldCo. / Varsity Brands Holding Co. [b]	Common equity	12/11/14	North America	9,836,554	10,475,454
CB Poly Holdings, LLC [b]	Preferred equity	08/16/16	North America	171,270	17,191,195
CCM Mezzanine Co-Invest, L.P. [b,c]	Limited partnership interest	01/23/13	Western Europe	—	260,040
CD&R Univar Co-Investor, L.P. [b,c]	Limited partnership interest	11/15/10	North America	—	1,972,419
Centauro Co-Investment Fund, L.P. [b,c]	Limited partnership interest	11/28/13	South America	—	1,247,437
Centric Group [b]	Common equity	10/14/16	North America	4,632,829	5,484,570
Desserts LLC [b]	Preferred equity	02/08/16	North America	7,989	11,181,488
DLJSAP BookCO, LLC [b]	Member interest	04/23/10	South America	16,958	407,603
ECP Holding Company, LLC ^[b]	Preferred equity	03/15/16	North America	8,172,727	8,990,000
Elgin Co-Investment, L.P.2 [b,c]	Limited partnership interest	11/28/16	North America	—	24,699,091
EQT Marvin Co-Investment, L.P. [b,c]	Limited partnership interest	07/20/10	Western Europe	—	1,557,130
Eurodrip Co-Investment Fund I, L.P. [b,c]	Limited partnership interest	03/18/13	Western Europe	—	3,002,351
EXW Coinvest L.P. [b,c]	Limited partnership interest	11/28/16	North America	—	35,113,445
Fermo Limited [b]	Common equity	04/24/12	Asia - Pacific	5,600,000	9,408,572
Fermo Limited [b]	Preferred equity	04/24/12	Asia - Pacific	323,690	323,293
Fides S.p.A [b]	Common equity	12/15/16	Western Europe	1,096,526	1,172,457
GC Athena Co-invest, L.P. [b,c]	Limited partnership interest	06/16/16	North America	—	10,874,179
Gemini Global Holdings Investor, LLC [b,c]	Member interest	06/17/11	North America	—	4,140,017
Global Blue Investment & Co S.C.A. [b]	Preferred equity	07/31/12	Western Europe	5,940,000	5,127,962
Global Blue Investment & Co S.C.A. [b]	Common equity	07/31/12	Western Europe	60,000	7,411,496
Goldcup Merger Sub, Inc. [b]	Common equity	05/02/16	North America	5,648,649	5,812,781
GTS II Cayman Corporation [b]	Common equity	07/24/13	South America	2,824	5,074,476
Helios Towers Africa Ltd. [b,e]	Limited partnership interest	12/05/14	Eastern Africa	—	—
Hogan S.a r.l. [b]	Common equity	12/22/11	Western Europe	272,221	4,312,967
Hogan S.a r.l. [b]	Preferred equity	12/22/11	Western Europe	1,810,271	1
Huntress Co-Investment L.P., 1 ^[b,c]	Limited partnership interest	04/08/16	Asia - Pacific	—	44,255,297
IG Igloo Holdings, Inc. [b]	Common equity	05/11/16	North America	9,058	29,280,600
Kaffee Partner Holding GmbH [b]	Common equity	05/28/10	Western Europe	1,237	920,476
KKBS Holdings, LLC [b,c,d]	Member interest	12/17/10	North America	—	10,272
KKR Matterhorn Co-Invest L.P. [b,c]	Limited partnership interest	11/02/12	Western Europe	—	4,003,253
KLFS Holdings, L.P. [b,c]	Limited partnership interest	12/16/10	North America	—	749,029
KOUS Holdings, Inc. [b]	Common equity	08/21/15	North America	10,950,000	14,565,690

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Geographic Region [a]	Shares	Fair Value **
Kowloon Co-Investment, L.P. [b,c]	Limited partnership interest	11/04/15	Asia - Pacific	—	$2,558,874
KSBR Holding Corp. [b]	Common equity	06/28/13	North America	819,160	285,382
LTS Group Holdings, LLC [b]	Common equity	08/07/15	North America	11,026	23,865,007
MHS Investment Holdings LLC [b]	Common equity	03/17/17	North America	35,000,000	35,000,000
NDES Holdings, LLC [b,c]	Member interest	09/19/11	North America	—	6,291,620
NTS Holding Corporation, Inc. [b]	Common equity	11/21/13	North America	2,740	1,586,896
Peer Holding I BV [b]	Common equity	11/17/11	Western Europe	3,965,441	42,516,599
Polaris Investment Holdings, L.P [b,c]	Limited partnership interest	06/07/16	North America	—	21,289,174
QOL Meds Holding Company, LLC [b]	Common equity	12/05/13	North America	15,750,000	18,412,282
Quadriga Capital IV Investment Holding II L.P. [b,c]	Limited partnership interest	09/09/16	Western Europe	—	15,327,237
Quick Service Restaurant Group Private Limited [b]	Common equity	09/30/11	Asia - Pacific	855,277	1,274,790
R&R co-invest FCPR [b,c]	Common equity	07/05/13	Western Europe	—	33,935,309
S-Evergreen Holding Corp. [b]	Common equity	07/17/12	North America	226,635	150,875
S.TOUS, S.L [b]	Common equity	10/06/15	Western Europe	622	12,976,588
Silver Lake Sumeru Marlin Co-Invest Fund, L.P. [b,c]	Limited partnership interest	05/14/12	North America	—	2,902,805
Snacks Parent Corporation [b,c,d]	Preferred equity	05/23/13	North America	—	17,655
SPH GRD Holdings, LLC [b]	Common equity	06/18/13	North America	1,152,321	17,457,665
Spring Topco Limited [b]	Common equity	11/24/10	North America	772,737	283,215
The Baring Asia Private Equity Fund VI Co-Investment L.P. [b,c]	Limited partnership interest	12/30/16	Asia - Pacific	—	1,693,976
THL Equity Fund VI Investors (BKFS), L.P. [b,c]	Limited partnership interest	12/30/13	North America	—	24,225,074
Valhalla Co-Invest L.P. [b,c]	Limited partnership interest	01/18/11	Western Europe	—	3,040,773
VAT Group AG [b]	Common equity	04/14/16	Western Europe	655,272	71,339,041
Velocity Holdings Corp. [b]	Common equity	08/06/12	North America	3,749,777	14,559,718
WP Mustang Co-Invest-C, L.P. [b,c]	Limited partnership interest	08/12/14	North America	—	7,406,197
					$794,892,023

Direct Debt (30.19%)	Interest	Acquisition Date	Maturity Date	Investment Type	Geographic Region [a]	Principal	Fair Value **
ABILITY Network, Inc. [b]	Cash 5.00% + Libor (1.00% Floor)	06/04/14	05/16/21	Senior	North America	$7,536,875	$7,569,849
ABILITY Network, Inc. [b]	Cash 8.25% + Libor (1.00% Floor)	06/04/14	05/16/22	Second Lien	North America	11,500,000	11,385,000
Acrisure Intermediate, Inc. [b]	Cash 9.25% + Libor (1.00% Floor)	11/22/16	11/22/24	Second Lien	North America	13,664,226	13,664,226
Affordable Care Holding Corp. [b]	Cash 8.50% + Libor (1.00% Floor)	10/22/15	04/22/23	Second Lien	North America	16,861,500	16,861,500
AI Alabama B.V. [b]	Cash 8.00% + Libor (1.00% Floor)	07/10/15	07/06/23	Second Lien	Western Europe	6,374,927	6,414,770
Alpha Bidco SAS [b]	Cash 3.50% + Euribor	02/12/16	01/29/23	Senior	Western Europe	17,100,000	18,530,958
Ascensus, Inc. [b]	Cash 4.50% + Libor (1.00% Floor)	12/07/15	12/03/22	Senior	North America	19,564,613	19,723,673
Ascensus, Inc. [b]	Cash 9.00% + Libor (1.00% Floor)	12/04/15	12/03/23	Second Lien	North America	27,540,000	27,540,000
Astro AB Borrower, Inc. [b]	Cash 4.25% + Libor (1.00% Floor)	05/22/15	05/22/22	Second Lien	North America	7,638,049	7,688,956
AutoForm Engineering GmbH [b]	Cash 4.625% + Libor	07/22/16	07/21/23	Senior	Western Europe	3,306,603	3,347,936

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Private Equity Investments (continued)

Direct Investments * (continued)

Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Geographic Region [a]	Principal	Fair Value **
AutoForm Engineering GmbH [b]	Cash 4.25% + Euribor	07/22/16	07/21/23	Senior	Western Europe	$5,577,000	$6,037,730
Bioclinica Holding I LP [b]	Cash 8.25% + Libor (1.00% Floor)	11/04/16	10/20/24	Second Lien	North America	20,750,000	20,646,250
CapitalSpring Finance Company, LLC [b]	Cash 8.00%; PIK 5.00%	03/01/17	02/10/23	Mezzanine	North America	16,966,926	2,576,933
CapitalSpring Finance Company. LLC [b]	Cash 6.00%; PIK 7.25%	09/13/13	10/02/19	Mezzanine	North America	5,284,086	10,238,923
Casmar (Australia) PTY Ltd. [b]	Cash 9.25% + BBSY (1.00% Floor)	12/20/16	12/20/24	Second Lien	Asia - Pacific	18,240,000	13,913,192
CDRH Parent, Inc. [b]	Cash 8.00% + Libor (1.00% Floor)	08/06/14	07/01/22	Second Lien	North America	10,000,000	7,116,650
CFS 811 B.V. [b]	Cash 7.25% + Euribor (0.75% floor)	06/12/15	06/21/21	Senior	Western Europe	775,000	828,666
CFS 811 B.V. [b]	Cash 7.25% + Euribor (0.75% Floor)	06/12/15	06/12/21	Senior	Western Europe	10,695,000	11,435,596
Constellation Brands Canada, Inc. [b]	Cash 8.25% + Libor (1.00% Floor)	12/16/16	12/16/24	Second Lien	North America	25,024,000	18,768,000
Delta Holdco LLC [b]	Cash 5.00% + Libor (1.00% Floor)	11/21/16	11/07/23	Senior	North America	5,520,000	5,589,028
Delta Holdco LLC [b]	Cash 8.75% + Libor (1.00% Floor)	11/18/16	11/07/24	Second Lien	North America	22,080,000	21,997,200
Diamond Parent Holdings, Corp. [b]	Cash 6.75% + Libor (1.00% Floor)	04/29/16	04/14/22	Senior	North America	21,170,025	21,170,025
Diamond Parent Holdings, Corp. [b]	Cash 6.25% + Libor (1.00% Floor)	12/23/16	04/14/22	Senior	North America	2,068,702	2,068,702
Evergreen ACQCO1 L.P. [b]	Cash 8.00% + PIK 2.75%	07/17/12	07/11/22	Mezzanine	North America	6,412,268	6,412,268
Global Tel*Link Corporation [b]	Cash 7.75% + Libor (1.25% Floor)	06/13/13	11/23/20	Second Lien	North America	10,300,000	10,274,250
Global Tel*Link Corporation [b]	Cash 3.75% + Libor (1.25% Floor)	05/04/12	05/23/20	Senior	North America	3,907,207	3,906,152
Global Tel*Link Corporation [b]	Cash 7.75% + Libor (1.25% Floor)	09/08/16	11/23/20	Second Lien	North America	13,939,848	13,904,998
Goldcup Merger Sub, Inc. [b]	Cash 9.25% + Libor (1.00% Floor)	05/02/16	05/02/24	Second Lien	North America	41,800,000	41,800,000
Interstate Hotels Holding [b]	Cash 4.75% + Libor (1.00% Floor)	05/18/16	05/03/22	Senior	North America	29,850,000	29,700,750
Kahuna Bidco Pty Limited [b]	Cash 5.00% + BBSY; PIK 3.50%	09/30/11	12/31/18	Mezzanine	Asia - Pacific	6,187,044	4,761,469
Knightrider S.a.r.l. [b]	Cash 3.50% + Libor (1.00% Floor)	09/25/13	08/14/20	Senior	Western Europe	9,629,357	9,644,860
KSBR Holding Corp. [b]	Cash 11.00%	12/17/10	08/27/22	Mezzanine	North America	6,384,000	6,384,000
Lary 3 AB [b]	Cash 5.00% + Euribor	08/09/16	07/20/23	Senior	Western Europe	9,170,000	9,890,837
Learning Care Group (US) No.2, Inc. [b]	Cash 4.50% + Libor (1.00% Floor)	06/24/14	05/05/21	Senior	North America	5,932,625	6,025,322
Lightower [b]	Cash 10.00%	08/11/15	02/12/22	Mezzanine	North America	6,942,764	6,942,764
Lightower [b]	PIK 12.00%	08/11/15	08/12/25	Mezzanine	North America	6,188,325	6,217,204
LTI Holdings, Inc. [b]	Cash 9.25% + Libor (1.00% Floor)	06/01/15	05/27/22	Second Lien	North America	10,925,000	10,651,875
Mercury BondCo PLC [b]	Cash 8.75% + Euribor	12/15/16	05/30/21	Senior	Western Europe	25,600,000	27,372,721

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Private Equity Investments (continued)

Direct Investments * (continued)

Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Geographic Region [a]	Principal	Fair Value **
National Surgical Hospitals, Inc. [b]	Cash 9.00% + Libor (1.00% Floor)	06/01/15	06/01/23	Second Lien	North America	$9,450,000	$9,450,000
Netsmart Technologies Holding [b]	Cash 9.50% + Libor (1.00% Floor)	05/05/16	10/19/23	Second Lien	North America	22,725,000	22,668,187
NTS Holding Corporation, Inc [b]	Cash 6.25% + Libor (1.00% Floor)	06/19/15	06/12/21	Senior	North America	8,615,905	8,615,905
Onex Wizard Acquisition Company II S.C.A. [b]	Cash 3.75% + Euribor	03/19/15	03/19/22	Senior	Western Europe	7,105,000	7,681,402
Onex Wizard Acquisition Company II S.C.A., [b]	Cash 3.00% + Libor (1.00% Floor)	03/27/15	03/27/22	Senior	Western Europe	2,283,429	2,302,461
Peer Holding B.V [b]	Cash 4.25% + Euribor	02/25/16	02/25/22	Senior	Western Europe	16,394,813	17,828,640
Pet Holdings ULC [b]	Cash 5.50% + Libor (1.00% Floor)	07/08/16	07/05/22	Senior	North America	9,127,950	9,150,770
Photonis Technologies S.A.S. [b]	Cash 7.50% + Libor (1.00% Floor)	09/27/13	09/18/19	Second Lien	Western Europe	8,603,125	7,957,891
Plano Molding Company, LLC [b]	Cash 6.00% + Libor (1.00% Floor)	05/12/15	05/12/21	Second Lien	North America	6,814,054	6,814,054
Pretium Packaging LLC [b]	Cash 5.75% + Libor (1.00% Floor)	11/23/16	11/14/22	Senior	North America	6,797,464	6,763,476
Pretium Packaging LLC [b]	Cash 9.50% + Libor (1.00% Floor)	12/01/16	05/14/23	Second Lien	North America	8,761,500	8,761,500
Prime Security Services Borrower, LLC [b]	Cash 9.25%	05/02/16	05/15/23	Second Lien	North America	11,850,000	11,850,000
Springer Science+Business Media Finance BV [b]	Cash 3.50% + Libor (1.00% Floor)	06/25/15	08/14/20	Senior	Western Europe	10,633,000	10,650,119
Stiphout Finance, LLC [b]	Cash 8.00% + Libor (1.00% Floor)	10/30/15	10/26/23	Second Lien	Asia - Pacific	6,503,912	6,455,133
Stiphout Finance, LLC [b]	Cash 3.75% + Libor (1.00% Floor)	10/30/15	10/26/22	Senior	Asia - Pacific	7,047,675	7,047,675
Strategic Partners, Inc. [b]	Cash 5.25% + Libor (1.00% Floor)	07/20/16	06/30/23	Senior	North America	13,406,400	13,557,222
Tierpoint LLC [b]	Cash 8.75% + Libor (1.00% Floor)	04/18/16	12/02/22	Second Lien	North America	18,000,000	17,910,000
Verisure Cayman 2 [b]	Cash 3.25% + Euribor (0.50% Floor)	01/13/16	10/21/22	Senior	Western Europe	36,000,000	38,864,345
WP CPP Holdings, LLC [b]	Cash 3.50% + Libor (1.00% Floor)	02/10/16	12/27/19	Senior	North America	19,742,268	18,755,155
							702,087,168
Total Direct Investments (64.38%)							$1,496,979,191

Secondary Investments * (11.11%)	Acquisition Date	Geographic Region [a]	Fair Value
3i Eurofund Vb, L.P. [b]	09/30/09	Western Europe	$4,263,861
3i Growth Capital B, L.P. [b]	10/01/14	Western Europe	237,541
Abingworth Bioventures III, L.P. [b]	09/30/15	Western Europe	69,616
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. [b]	06/30/12	Western Europe	316,283
Abingworth Bioventures V, L.P. [b,f]	06/30/12	Western Europe	365,820
Advent International GPE VI, L.P. [b]	09/30/10	Western Europe	2,860,192

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Private Equity Investments (continued) Secondary Investments* (continued)	Acquisition Date	Geographic Region [a]	Fair Value
Apax Europe VI - A, L.P. [b]	07/01/11	Western Europe	$146,939
Apax Europe VII - B, L.P. [b]	04/30/11	Western Europe	206,206
Apollo Investment Fund VII, L.P. [b]	07/01/10	North America	457,629
Apollo Overseas Partners (Delaware) VII, L.P. [b]	10/01/09	North America	186,751
Astorg V FCPR [b]	09/30/15	Western Europe	3,331,953
Astorg VI, FCPI [b]	06/30/16	Western Europe	1,804,155
Bain Capital Fund VIII, L.P. [b]	12/31/15	North America	92,168
Bain Capital Fund X, L.P. [b]	06/30/11	North America	18,676,812
Bain Capital IX Co-Investment Fund, L.P. [b,f]	12/31/15	North America	71,790
Bain Capital Partners IX, L.P. [b]	12/31/15	North America	399,494
Bain Capital VIII Co-Investment Fund, L.P. [b]	12/31/15	North America	19,028
Bain Capital X Co-Investment Fund, L.P. [b]	06/30/11	North America	714,655
Baring Asia Private Equity Fund IV, L.P. [b]	11/24/09	Asia - Pacific	552,629
BC European Capital IX, L.P. [b]	09/30/14	Western Europe	4,928,047
Bertram Growth Capital II-A, L.P. [b]	09/30/15	North America	3,399,619
Candover 2005 Fund, L.P. [b,f]	04/06/10	Western Europe	171,694
Carlyle Europe Partners II, L.P. [b]	12/28/12	Western Europe	47,974
Carlyle Europe Partners III, L.P. [b]	12/28/12	Western Europe	4,747,104
Carlyle Japan International Partners II, L.P. [b]	12/28/12	Asia - Pacific	3,471,178
Carlyle Partners IV, L.P. [b]	06/30/10	North America	128,207
CCP IX L.P. No.2 [b]	09/30/14	Western Europe	1,369,336
Clayton, Dubilier & Rice Fund VII L.P. [b]	06/30/11	North America	3,500,069
Clayton, Dubilier & Rice Fund VIII, L.P. [b]	03/29/12	North America	10,911,173
CVC Capital Partners Asia Pacific III, L.P. [b]	01/11/13	Asia - Pacific	1,207,232
CVC European Equity Partners V, L.P. [b,f]	07/12/10	Western Europe	1,782,858
ESP Golden Bear Europe Fund [b]	09/30/16	Western Europe	24,232,501
Fourth Cinven Fund, L.P. [b]	04/16/10	Western Europe	92,792
Frazier Healthcare VI, L.P. [b]	06/30/12	North America	1,076,092
FS Equity Partners V, L.P. [b]	08/07/12	North America	1,042,933
Galileo III FCPR [b,f]	09/30/15	Western Europe	222,853
Genstar Capital Partners IV, L.P. [b]	09/30/15	North America	1
Genstar Capital Partners V, L.P. [b]	09/30/15	North America	949,724
Graphite Capital Partners VI, L.P. [b]	09/30/15	Western Europe	128,659
Graphite Capital Partners VII Top-Up [b]	09/30/15	Western Europe	58,026
Graphite Capital Partners VII, L.P. [b]	09/30/15	Western Europe	368,322
Gryphon Partners 3.5, L.P. [b,f]	05/21/13	North America	2,917,724
Gryphon Partners IV L.P. [b]	02/08/16	North America	15,419,998
H.I.G. Bayside Debt & LBO Fund II, L.P. [b]	12/30/10	North America	1,409,376
Harvest Partners V, L.P. [b]	09/30/11	North America	267,098
Harvest Partners VII, L.P. [b]	09/30/11	North America	1,508,544
Hellman & Friedman Capital Partners VI, L.P. [b,f]	12/31/12	North America	1,775,000
Hellman & Friedman Capital Partners VII, L.P. [b,f]	06/30/14	North America	2,879,532
Highstar Capital III Prism Fund, L.P. [b]	07/01/10	North America	1,207,623
Indigo Capital V, L.P. [b]	09/30/15	Western Europe	294,996
Industri Kapital 1997 Fund [b]	09/30/15	Western Europe	1,359
Industri Kapital 2000, L.P. [b]	09/30/15	Western Europe	4,136
Investcorp Private Equity 2007 Fund, L.P. [b]	03/31/11	North America	1,709,489
Investcorp Technology Partners III (Cayman), L.P. [b]	08/19/11	North America	1,944,104
Irving Place Capital Investors II, L.P. [b]	03/22/10	North America	19,491
Irving Place Capital Partners III, L.P. [b]	12/21/09	North America	21,264
Italian Private Equity Fund IV, L.P. [b]	01/29/16	Western Europe	130,579
Jerusalem Venture Partners IV, L.P. [b]	09/30/15	Asia - Pacific	32,211
KKR European Fund III, L.P. [b]	03/01/11	Western Europe	3,590,660
Lightyear Fund II, L.P. [b]	09/30/13	North America	2,377,824
Madison Dearborn Capital Partners V, L.P. [b]	03/31/11	North America	2,172,296

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Private Equity Investments (continued) Secondary Investments* (continued)	Acquisition Date	Geographic Region [a]	Fair Value
MidOcean Partners III, L.P. [b]	06/30/11	North America	$2,045,635
Monomoy Capital Partners II, L.P. [b]	09/30/15	North America	1,315,337
Montagu III, L.P. [b]	12/09/09	Western Europe	20
Oak Investment Partners XII, L.P. [b]	06/28/12	North America	756,486
PAI Europe V [b]	09/30/14	Western Europe	1,630,091
Palladium Equity Partners III, L.P. [b]	08/02/10	North America	334,619
Pamlico Capital GP I, LLC [b]	03/31/14	North America	1
Pamlico Capital GP II, LLC [b,f]	03/31/14	North America	24,302
Pamlico Capital II, L.P. [b]	03/31/14	North America	6,324,924
Pamlico Capital Secondary Fund, L.P. [b]	03/31/14	North America	2,996
Permira Europe I, L.P.1B [b]	11/29/13	Western Europe	41,264
Permira Europe II, L.P. [b]	11/29/13	Western Europe	31,088
Permira Europe III, L.P. [b]	09/30/13	Western Europe	361,652
Permira IV, L.P. [b,f]	09/30/13	Western Europe	6,221,196
Providence Equity Partners IV, L.P. [b]	06/30/11	North America	10,459
Providence Equity Partners V, L.P. [b]	06/30/11	North America	281,367
Providence Equity Partners VI -A, L.P. [b]	06/30/11	North America	11,231,967
Providence Equity Partners VII-A, L.P. [b]	06/30/13	North America	1,843,099
Riverside Europe Fund IV, L.P. [b]	09/30/14	Western Europe	1,474,298
Silver Lake Partners II, L.P. [b]	06/30/14	North America	194,205
Silver Lake Partners III, L.P. [b]	06/30/10	North America	12,457,845
Silver Lake Sumeru Fund, L.P. [b]	12/18/09	North America	425,656
Sun Capital Partners V, L.P. [b]	09/30/13	North America	19,778,486
TA Atlantic & Pacific VI, L.P. [b]	09/30/15	North America	790,652
TA Atlantic and Pacific V, L.P. [b]	09/30/15	North America	20,703
TA X, L.P. [b]	09/30/15	North America	36,061
TA XI, L.P. [b]	09/30/15	North America	3,335,156
TCV VI, L.P. [b,f]	09/30/13	North America	958,472
TCV VII (A), L.P. [b,f]	09/30/13	North America	10,936,665
Terra Firma Capital Partners III, L.P. [b]	09/30/13	Western Europe	9,724,326
TorQuest Partners Fund (U.S.) II, L.P. [b]	09/30/15	North America	213,976
TPG Partners V, L.P. [b,f]	01/04/12	North America	1,901,429
TPG Partners VI, L.P. [b]	07/01/10	North America	16,187,396
TRG Growth Partnership (Offshore) II, L.P. [b]	08/02/10	Asia - Pacific	336,317
TRG Growth Partnership (Offshore), L.P. [b]	08/02/10	Asia - Pacific	18,423
TRG Growth Partnership II, L.P. [b]	07/08/10	Asia - Pacific	1,008,281
Tudor Ventures III, L.P. [b,f]	12/31/12	North America	2,990,648
Warburg Pincus Private Equity X, L.P. [b,f]	09/28/12	North America	4,887,508
Total Secondary Investments (11.11%)			$258,426,226

Primary Investments * (8.70%)	Acquisition Date	Geographic Region [a]	Fair Value
Advent International GPE VII-B, L.P. [b,f]	07/01/12	Western Europe	$10,327,301
Advent International GPE VIII-C, L.P [b]	03/22/16	Western Europe	2,216,054
Advent Latin American Private Equity Fund VI-H L.P. [b]	10/17/14	Western Europe	2,724,664
Altra Private Equity Fund II, L.P. [b]	12/07/12	South America	1,859,578
Apollo Investment Fund VIII, L.P. [b,f]	06/28/13	North America	6,731,527
Ares Corporate Opportunities Fund IV, L.P. [b]	04/19/12	North America	9,280,866
Ares Corporate Opportunities Fund V, L.P. [b,e]	12/28/15	North America	—
Avista Capital Partners II, L.P. [b]	01/01/14	North America	799,594
Avista Capital Partners III, L.P. [b]	10/03/11	North America	7,859,015
Bain Capital Europe Fund IV, L.P. [b,f]	09/01/14	Western Europe	2,084,438
Baring Asia Private Equity Fund V, L.P. [b,f]	12/01/10	Asia - Pacific	4,256,498
Berkshire Fund IX, L.P. [b]	03/18/16	North America	677,322

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Private Equity Investments (continued) Primary Investments * (continued)	Acquisition Date	Geographic Region [a]	Fair Value
Caltius Partners V-A, L.P. [b]	12/02/14	North America	$2,660,078
CapVest Equity Partners III B, L.P. [b]	08/30/13	Western Europe	2,592,225
Carlyle Europe Partners IV, L.P. [b]	08/27/13	Western Europe	736,539
Clayton Dubilier & Rice Fund IX, L.P. [b]	07/31/13	North America	7,139,775
Clayton, Dubilier & Rice Fund X, L.P. [b,e]	12/13/16	North America	—
Crescent Mezzanine Partners VI, L.P. [b]	03/30/12	North America	3,192,292
CVC Capital Partners VI (A) L.P. [b,f]	07/05/13	Western Europe	4,644,619
EQT Mid Market Europe (No.1) Feeder L.P. [b,e]	07/01/16	Western Europe	—
EQT VI (No.1), L.P. [b]	07/01/11	Western Europe	5,229,743
Genstar Capital Partners VI, L.P. [b]	09/01/12	North America	8,065,090
Genstar Capital Partners VII, L.P. [b,f]	06/26/15	North America	7,973,156
Genstar Capital Partners VIII, L.P. [b,e]	03/23/17	North America	—
GoldPoint Mezzanine Partners IV, L.P. [b]	12/30/15	North America	4,159,743
HgCapital 8 L.P. [b,e]	12/19/16	Western Europe	—
HgCapital Mercury 2 [b]	02/15/17	Western Europe	6,389
Hony Capital Fund VIII, L.P. [b]	10/30/15	Asia - Pacific	2,901,353
Hony Capital Partners V, L.P. [b,f]	12/15/11	Asia - Pacific	11,117,104
Index Ventures Growth III (Jersey) L.P. [b]	03/18/15	Western Europe	3,512,554
KKR North America Fund XI, L.P. [b,f]	02/01/12	North America	10,502,216
KKR Americas Fund XII L.P.[b,e]	09/16/16	North America	—
Kohlberg TE Investors VII, L.P. [b]	09/15/11	North America	8,130,398
Kohlberg TE Investors VIII, L.P. [b,e]	08/04/16	North America	—
Leeds Equity Partners VI, L.P. [b,e]	11/25/16	North America	—
Nautic Partners VII-A, L.P. [b]	06/27/14	North America	7,539,569
New Enterprise Associates 14, L.P. [b]	05/04/12	North America	6,899,785
NexPhase III-A,L.P. [b]	09/01/16	North America	10,851,696
PAI Europe VI -1, L.P. [b]	03/12/15	Western Europe	3,865,750
Patria - Brazilian Private Equity Fund IV, L.P. [b]	06/30/11	North America	4,421,690
PennantPark Credit Opportunities Fund II, L.P. [b]	08/03/12	North America	10,872,382
Silver Lake Partners IV, L.P. [b]	07/30/12	North America	7,357,555
Silver Lake Partners V, L.P. [b,e]	03/31/17	North America	—
Sixth Cinven Fund (No.3) L.P. [b,e]	05/01/16	Western Europe	—
Sumeru Equity Partners Fund, L.P. [b,f]	04/27/15	North America	$1,969,172
Thompson Street Capital Partners IV, L.P. [b]	12/10/15	North America	3,583,864
TPG Partners VII, L.P. [b,f]	03/01/16	North America	3,809,823
Trident VII, L.P. [b,e]	09/22/16	North America	—
Welsh, Carson, Anderson & Stowe XII, L.P. [b]	12/19/14	North America	4,767,434
Windjammer Senior Equity Fund IV, L.P. [b]	02/06/13	North America	5,049,942
Total Primary Investments (8.70%)			$202,368,793

Total Private Equity Investments (Cost $1,690,199,285) (84.19%)			$1,957,774,210

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2017 (continued)

Short-Term Investments (6.44%) U.S. Government Treasury Obligations (6.44%)	Interest	Acquisition Date	Maturity Date	Principal	Fair Value
U.S. Treasury Bill [g]	0.508%	01/30/17	04/27/17	$50,000,000	$49,981,944
U.S. Treasury Bill [g]	0.809%	03/14/17	07/20/17	50,000,000	49,884,150
U.S. Treasury Bill [g]	0.727%	03/14/17	06/01/17	50,000,000	49,942,450
Total U.S. Government Treasury Obligations (6.44%)					$149,808,544

Total Short-Term Investments (Cost $149,799,791) (6.44%)					$149,808,544

Total Investments (Cost $1,899,662,623) (93.45%)					2,173,170,391

Other Assets in Excess of Liabilities (6.55%)					152,292,781

Net Assets (100.00%)					$2,325,463,172

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Master Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Note 2.b for further detail regarding the valuation policy of the Master Fund.

^	Represents an affiliated issuer (see Note 8).

[a]

Geographic region is based on where a Direct Investment is headquartered and may be different from where such Investment invests or operates. In the case of Primary and Secondary Investments, geographic region generally refers to where the majority of the underlying assets are invested.

[b]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Total cost and fair value of restricted investments as of March 31, 2017 was $1,690,199,285 and $1,957,774,210, respectively.

[c]	Investment does not issue shares.

[d]	Investment holds balance in escrow account.

[e]	Investment has been committed to but has not been funded by the Fund (see Note 12).

[f]	Non-income producing.

[g]	Each issue shows the rate of the discount at the time of purchase.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2017

Assets
Unaffiliated Private Equity Investments, at fair value (cost $1,591,904,396)	$1,845,552,149
Affiliated Private Equity Investments, at fair value (Cost $98,294,889)	112,222,061
Common stocks, at fair value (cost $59,663,547)	65,587,637
Short-term investments, at fair value (cost $149,799,791)	149,808,544
Cash and cash equivalents	165,500,108
Cash denominated in foreign currencies (cost $14,612,717)	14,786,213
Investment sales receivable	12,778,574
Dividends and interest receivable	5,665,385
Unrealized appreciation on forwards	2,902,486
Miscellaneous receivables	988,343
Prepaid assets	1,368,796
Total Assets	$2,377,160,296

Liabilities
Investment purchases payable	$1,747,254
Repurchase amounts payable for tender offers	23,955,630
Distribution, servicing and transfer agency fees payable	2,668,600
Incentive fee payable	8,816,277
Management fees payable	9,293,873
Professional fees payable	982,569
Line of credit fees payable	726,250
Interest expense payable	169,707
Accounting and administration fees payable	570,516
Board of Managers' fees payable	65,000
Custodian fees payable	31,843
Other payable	2,669,605
Total Liabilities	$51,697,124

Commitments and contingencies (See note 12)

Net Assets	$2,325,463,172

Net Assets consist of:
Paid-in capital	$2,248,786,779
Accumulated net investment loss	(606,928)
Accumulated net realized loss on investments, forward foreign currency contracts	(1,832,247)
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	79,115,568
Net Assets	$2,325,463,172

Class A Units(1)
Net assets	$1,329,648,092
Units outstanding	257,177,856
Net asset value per unit	$5.17
Class I Units(1)
Net assets	$995,815,080
Units outstanding	192,265,184
Net asset value per unit	$5.18

(1)	Class commenced operations on January 1, 2017.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2017

Investment Income
Dividends (net of $138,398 withholding tax)	$22,205,242
Interest from unaffiliated investments	64,207,814
Interest from affiliated investments	644
Transaction fee income	104,928
Other fee income	2,472,207
Total Investment Income	88,990,835

Operating Expenses
Management fees	29,032,929
Professional fees	1,772,062
Accounting and administration fees	2,032,747
Board of Managers' fees	195,000
Insurance expense	177,516
Custodian fees	127,747
Line of credit fees	2,535,000
Incentive fee	8,803,550
Interest expense	25,703
Distribution and servicing fees
Class A Units(1)	2,348,286
Transfer agency fees
Class A Units(1)	256,744
Class I Units(1)	77,809
Other expenses	1,980,296
Net Expenses	49,365,389

Net Investment Income	39,625,446

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from unaffiliated investments	14,012,310
Net realized loss from affiliated investments	(4,793)
Net realized loss on foreign currency translation	(723,740)
Net realized gain on forward foreign currency contracts	6,846,088
Net realized gain distributions from primary and secondary investments	108,715,243
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	45,415,247
Affiliated investments	15,688,441
Foreign currency translation	2,305,947
Forward foreign currency contracts	9,943,106

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	202,197,849

Net Increase in Net Assets From Operations	$241,823,295

(1)	Class commenced operations on January 1, 2017.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Members’ Equity –
For the Year Ended March 31, 2016 and for the Period April 1, 2016 to December 31, 2016

	Adviser’s Equity	Members’ Equity	Total Members’ Equity
Members' Equity at March 31, 2015	$5,016,710	$1,209,293,013	$1,214,309,723
Capital contributions	—	449,460,437	449,460,437
Capital tenders	(17,267,383)	(98,489,085)	(115,756,468)
Net investment income	—	11,780,221	11,780,221
Net realized gain on investments	—	46,919,396	46,919,396
Net realized gain on forward foreign currency contracts	—	9,816,621	9,816,621
Net realized gain distributions from Primary and Secondary Investments	—	56,597,908	56,597,908
Net change in accumulated unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	—	39,329,473	39,329,473
Adviser's Incentive Allocation from April 1, 2015 to March 31, 2016	16,441,735	(16,441,735)	—
Members' Equity at March 31, 2016	$4,191,062	$1,708,266,249	$1,712,457,311

Capital contributions	—	360,012,183	360,012,183
Capital tenders	(17,343,330)	(73,774,385)	(91,117,715)
Net investment income	—	40,232,374	40,232,374
Net realized gain on investments	—	22,585,802	22,585,802
Net realized gain on foreign currency translation	—	(1,089,484)	(1,089,484)
Net realized gain on forward foreign currency contracts	—	491,203	491,203
Net realized gain distributions from Primary and Secondary Investments	—	108,689,834	108,689,834
Net change in accumulated unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	—	(5,762,827)	(5,762,827)
Adviser's Incentive Allocation from April 1, 2016 to December 31, 2016	16,307,771	(16,307,771)	—
Members' Equity at December 31, 2016	$3,155,503	$2,143,343,178	$2,146,498,681

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Changes in Net Assets -
For the Period from January 1, 2017 to March 31, 2017(1)

Increase (decrease) in Net Assets resulting from operations:
Net investment income (loss)	$(606,928)
Net realized gain (loss) on investments	(1,832,247)
Net change in unrealized appreciation (depreciation) on investments	79,115,568
Net increase in Net Assets resulting from operations:	$76,676,393

Distributions to unitholders from:
Net investment income
Class A Units	$—
Class I Units	—
Total distributions to unitholders	$—

Capital transactions (see note 6):
Issuance of common Units
Class A Units	$78,770,728
Class I Units	47,473,000
Redemption of common Units
Class A Units	(11,100,096)
Class I Units	(12,855,534)
Exchanges of common Units
Class A Units	(270,450,808)
Class I Units	270,450,808
Total increase in Net Assets resulting from capital transactions	$102,288,098

Total increase in Net Assets	$178,964,491

Net Assets at beginning of period	$2,146,498,681
Net Assets at end of period	$2,325,463,172
Accumulated undistributed net investment income	$(606,928)

(1)

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure. As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund, with two separate classes of units.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$241,823,295
Adjustments to reconcile Net Increase (decrease) in Members' Equity from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments and forward foreign currency contracts	(71,046,794)
Net realized gain from investments, forward foreign currency contracts and foreign currency	(128,845,108)
Purchases of Investments	(918,832,722)
Proceeds from sales of investments	313,010,499
Net (purchases) sales of short-term investments	140,119,579
Net realized gain on forward foreign currency contracts	6,846,088
Net realized gain distributions from primary and secondary investments	108,715,243
Net realized gain loss on cash equivalents	58,584
Payment for options purchased	(161,906)
Increase in interest receivable	(2,851,443)
Decrease in dividends receivable	(8,948)
Increase in investment sales receivable	(12,778,574)
Increase in miscellaneous receivables	(988,343)
Increase in prepaid assets	408,129
Decrease in investment purchases payable	(1,886,678)
Increase in dividends payable	(446,032)
Increase in incentive fees payable	8,816,277
Increase in management fees payable	5,751,386
Increase in distribution, servicing and transfer agency fees payable	2,668,600
Increase in professional fees payable	507,740
Increase in line of credit fees	(136,250)
Decrease in interest expense payable	(72,765)
Increase in accounting and administrative fees payable	509,398
Increase in board of managers' fees payable	33,750
Increase in custodian fees payable	(2,929)
Increase in other payable	2,654,605
Net Cash Used in Operating Activities	(306,135,319)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' capital contributions	360,012,183
Distributions for Members' capital tenders	(123,180,361)
Proceeds from issuance of Units	126,243,728
Net Cash Provided by Financing Activities	363,075,550

Net change in cash and cash equivalents	56,940,231

Effect of exchange rate changes on cash	(723,740)

Cash and cash equivalents at beginning of year	124,069,830
Cash and cash equivalents at End of Year	$180,286,321

Supplemental and non-cash financing activities
Cash paid during the period for interest	$98,468

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Class A
	Period Ended March 31, 2017(1)
Per Unit Operating Performance(2)
Net asset value, beginning of period	$5.00
Income from investment operations:
Net investment income (loss)(3)	(0.00	)(4)
Net realized and unrealized gain (loss) on investments	0.17
Net Increase in Net Assets from Operations	0.17
Distributions from:
Net investment income	—
Capital gains	—
Total distributions	—
Net asset value, end of period	$5.17

Total Return(5)(6)	3.40%

Ratios and supplemental data:
Net assets, end of period in thousands (000's)	$1,329,648
Net investment income (loss) to average net assets before Incentive Allocation(7)	1.08%
Ratio of gross expenses to average net assets, excluding Incentive Allocation(7)(8)(10)	2.82%
Incentive Allocation to average net assets(6)	0.36%
Ratio of gross expenses and Incentive Allocation to average net assets(7)(8)(9)(10)	3.18%
Expense waivers to average net assets(7)	0.00%
Ratio of net expenses and Incentive Allocation to average net assets(7)(9)(10)	3.18%
Ratio of net expenses to average net assets, excluding Incentive Allocation(7)(9)(10)	2.82%

Portfolio Turnover(6)	17.93%

(1)	Reflects operations for the period from January 1, 2017 (date of commencement of operations) to March 31, 2017.

(2)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(3)	Calculated using average units outstanding.

(4)	Rounds to less than $.005.

(5)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(9)	The Incentive Allocation and/or organizational expenses are not annualized.

(10)	Ratio does not include expenses of subsidiaries (see Note 1).

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Class I
	Year Ended March 31, 2017(1)		Year Ended March 31, 2016		Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2013
Per Unit Operating Performance(2)
Net asset value, beginning of period	$5.00		N/A		N/A		N/A		N/A
Income from investment operations:
Net investment income (loss)(3)	0.00	(4)	N/A		N/A		N/A		N/A
Net realized and unrealized gain (loss) on investments	0.18		N/A		N/A		N/A		N/A
Net Increase in Net Assets from Operations	0.18		N/A		N/A		N/A		N/A
Distributions from:
Net investment income	—		N/A		N/A		N/A		N/A
Capital gains	—		N/A		N/A		N/A		N/A
Total distributions	—		N/A		N/A		N/A		N/A
Net asset value, end of period	$5.18		N/A		N/A		N/A		N/A

Total Return before incentive fee allocation	N/A	(5)	11.75	%(6)	13.44	%(6)	15.24	%*(6)	11.20	%(6)
Total Return after incentive fee allocation	11.70	%(7)	10.86	%(6)	12.35	%(6)	13.92	%*(6)	10.21	%(6)

Ratios and supplemental data:
Net assets, end of period in thousands (000's)	$995,815		$1,712,457		$1,214,310		$946,734	*	$657,514
Net investment income (loss) to average net assets before Incentive Allocation	2.52%		0.81%		1.15%		2.21	%*	1.48%
Ratio of gross expenses to average net assets, excluding Incentive Allocation(8)(9)	1.98%		1.47%		1.52%		1.68%		1.65%
Incentive Allocation to average net assets	1.33%		1.12%		1.29%		1.43	%*	1.07%
Ratio of gross expenses and Incentive Allocation to average net assets(8)(9)	3.31%		2.59%		2.81%		3.11	%*	2.72%
Expense waivers to average net assets	0.00%		0.00%		0.00%		0.00%		0.00%
Ratio of net expenses and Incentive Allocation to average net assets(9)	3.31%		2.59%		2.81%		3.11	%*	2.72%
Ratio of net expenses to average net assets, excluding Incentive Allocation(9)	1.98%		1.47%		1.52%		1.68%		1.65%

Portfolio Turnover	17.93%		21.91%		18.25%		26.84	%*	15.47%

*	The item includes a correction due to the misstatement for the year ended March 31, 2014. Refer to Note 11 in the Notes to Consolidated Financial Statements for the year ended March 31, 2015.

(1)

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure. As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund. Class I commenced operations after the Reorganization and is deemed to be the accounting survivor (See Note 1).

(2)	Selected data for a Net Asset Value per Unit outstanding for the period January 1, 2017 through March 31, 2017.

(3)	Calculated using average units outstanding.

(4)	Rounds to less than $.005.

(5)

Total investment return before incentive fee allocation was calculated based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period prior to the Reorganization. The full year total investment return before incentive fee allocation would calculate to be 12.50% based on the prior method.

(6)

Total investment return reflects the changes in Net Asset Value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(7)

Total return based on Net Asset Value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(9)	Ratio does not include expenses of subsidiaries (See Note 1).

N/A - Not Applicable

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Fund”) is a Delaware limited liability company organized on August 4, 2008 and which commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). A board of managers (the “Board” or “Managers”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. The Fund’s investment objective is to seek attractive long-term capital appreciation by investing in a globally diversified portfolio of private equity and debt investments. The Fund may make investments through its wholly-owned subsidiaries, Partners Group Private Equity (Subholding), LLC (the “Onshore Subsidiary”) and Partners Group Private Equity (Luxembourg) S.à r.l (the “Offshore Subsidiary”, and together with the Onshore Subsidiary, the “Subsidiaries”). The Board has oversight responsibility for the Fund’s investment in the Subsidiaries and the Fund’s role as sole member of the Subsidiaries.

Units of limited liability company interests in the Fund (“Units”) are offered only to investors that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940. Holders of Units become members of the Fund (“Members”).

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure. As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund, with two separate classes of Units (the “Reorganization”). Prior to the Reorganization, Partners Group Private Equity, LLC and Partners Group Private Equity (TEI), LLC (the “Service Feeder Funds”) and Partners Group Private Equity (Institutional), LLC and Partners Group Private Equity (Institutional TEI), LLC (the “Institutional Feeder Funds” and together with the “Service Feeder Funds”, the “Feeder Funds”) owned all of the interests of the Fund. As part of the Reorganization, all of the then outstanding interests of the Fund were converted into (i) Class A Units in the case of a Service Feeder Fund and (ii) Class I Units in the case of an Institutional Feeder Fund. The financial statements (including the financial highlights) of the Feeder Funds, and other information about the Feeder Funds, can be obtained on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link. Following the Reorganization on December 31, 2016 at 11:59pm EST, each member of the Feeder Funds became a Member of the Fund. Effective January 1, 2017, the Fund intends to elect to be treated for U.S. federal income tax purposes and to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization constituted a tax-free reorganization of the Fund.

The Fund offers two separate classes of Units designated as Class A Units (the “Class A Units”) and Class I Units (the “Class I Units”). While the Fund presently intends to offer two classes of Units, it may offer other classes of Units as well in the future. The Class A Units and the Class I Units have, and each class of Units, if any, issued by the Fund in the future will have differing characteristics, particularly in terms of the sales charges that Members in that class may bear, and the distribution and service fees that each class may be charged. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I is deemed to be the accounting survivor.

Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of units based on the relative net assets of each class to the total net assets of the Fund. Each class of units differs in its distribution and service plan (including whether a distribution and service plan exists) and certain other class-specific expenses.

2. Significant Accounting Policies

The Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments

Investments held by the Fund include short-term investments, direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity and Debt Investments”).

The Fund estimates the fair value of its Private Equity Investments in conformity with U.S. GAAP. The Fund’s valuation procedures (the “Valuation Procedures”), which have been approved by the Board, require evaluation of all relevant factors available at the time the Fund values its investments. The inputs or methodologies used for valuing the Fund’s Private Equity Investments are not necessarily an indication of the risk associated with investing in those investments.

Direct Investments

In assessing the fair value of non-traded Direct Investments, the Fund uses a variety of methods such as the latest round of financing, earnings and multiple analysis, discounted cash flow and market data from third party pricing services, and makes assumptions that are based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for long-term debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Daily Traded Investments

The Fund values investments traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board, at their last sales price, or (2) on NASDAQ at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Securities traded on a foreign securities exchange generally are valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. Dollars at the current exchange rate provided by a recognized pricing service.

Investments for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents

Pending investment in Private Equity Investments and in order to maintain liquidity, the Fund holds cash, including amounts held in foreign currency and short-term interest bearing deposit accounts. At times, those amounts may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates. As of March 31, 2017, the Fund had five investments denominated in Australian Dollars, one investment denominated in Brazilian Real, thirteen investments denominated in British Pounds, five investments denominated in Canadian Dollars, one investment denominated in Danish Krone, seventy six investments denominated in Euros, two investments denominated in Hong Kong Dollars, one investment denominated in Indian Rupee, two investments denominated in Japanese Yen, two investments denominated in Norwegian Krone, one investment denominated in Swedish Krona, and two investments denominated in Swiss Francs. The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the year ended March 31, 2017, the Fund entered into fifteen long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $6,846,088 in net realized gains and $9,943,106 change in net unrealized appreciation on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2017 are representative of contract amounts during the period.

At March 31, 2017, the Fund had two outstanding long/short forward foreign currency exchange contracts:

		Contract Amount
Settlement Date	Currency	Buy	Sell	Value	Unrealized Appreciation (Depreciation)	Counterparty
April 27, 2017	Euro (€)	$118,038,535	€109,300,000	$116,851,812	$1,186,723	Bank of America
June 22, 2017	Euro (€)	$123,385,340	€113,800,000	$121,669,577	$1,715,763	Barclays Capital

f. Investment Income

The Fund records distributions of cash or in-kind securities from a Private Equity Investment at fair value based on the information contained in distribution notices provided to the Fund by the Private Equity Investment when distributions are received. Thus, the Fund would recognize within the Consolidated Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions from Private Equity Investments. Unrealized appreciation/depreciation on investments within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and the Fund’s share of undistributed net investment income or (loss) from Private Equity Investments for the relevant period.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

g. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for line of credit; fees for data and software providers; costs of insurance; registration expenses; Board fees; and expenses of meetings of the Board.

h. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of secondary investments consist of imputed expenses relating to the amortization of deferred payments on investments purchased in secondary transactions. Such expenses are recognized on a monthly basis until the due date of a deferred payment. At due date the net present value of such payment equals the notional amount due to the respective counterparty.

i. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Fund reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Fund has concluded that no additional provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

Prior to January 1, 2017, for U.S. federal income tax purposes, the Fund was treated as a partnership, and each Member of the Fund (i.e., each Feeder Fund) was treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Fund. Accordingly, no U.S. federal, state or local income taxes were paid by the Fund on the income or gains of the Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Fund.

Effective December 31, 2016, the Fund filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation for U.S. federal income tax purposes. Furthermore, effective January 1, 2017, the Fund intends to elect to be treated for U.S. federal income tax purposes and to qualify annually, as a RIC under the Code. If the Fund were to fail to meet the requirements of Subchapter M of the Code to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Members, and all distributions out of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under Subchapter M of the Code. The Fund intends to comply with the requirements under Subchapter M of the Code and to distribute substantially all of its taxable income and gains to Members and to meet certain diversification and income requirements with respect to its investments. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. The Subsidiaries do not intend to qualify as a RIC. The Onshore Subsidiary will continue to be treated as an association taxable as a corporation for U.S. federal income tax purposes. The Offshore Subsidiary will continue to be treated as an entity disregarded as separate from its sole owner, the Fund, for U.S. federal income tax purposes. As part of the process of preparing its consolidated financial statements, the Onshore Subsidiary is required to account for its estimate of income taxes for Federal and State purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Onshore Subsidiary has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The Offshore Subsidiary is not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2017, the tax years from the year 2013 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

i. Income Taxes (continued)

The Fund has reclassified $93,209,952 from undistributed net investment income, $393,836,936 of accumulated net realized gain (loss) on investments, forward foreign currency contracts and $197,605,822 of accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation, to paid-in capital during the year ended March 31, 2017. The reclassification was to reflect, as an adjustment to paid-in capital due to the reorganization from a Partnership to a Registered Investment Company.

j. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

k. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Members’ Equity, Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

l. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Offsetting Assets and Liabilities which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The Fund has adopted the new disclosure requirements on offsetting in the following table which presents the Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of March 31, 2017:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Collateral Pledged	Net Amount [1]
Bank of America	$1,186,723	$—	$—	$—	$1,186,723
Barclays Capital	$1,715,763	$—	$—	$—	$1,715,763

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

●

Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such day, the mean between the closing bid and ask prices on such day. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are other than quoted prices in active markets (i.e. Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category generally include equity investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the Fund operates, comparable market transactions, Fund performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, as well as discounted cash flow analysis. The following table presents the Fund’s investments at March 31, 2017 measured at fair value. Due to the inherent uncertainty of valuations, estimated values may materially differ from the values that would have been used had a ready market for the securities existed.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

3. Fair Value Measurements (continued)

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity Investments	$124,104,390	$—	$670,787,633	$794,892,023
Direct Debt Investments	—	—	702,087,168	702,087,168
Total Direct Investments*	$124,104,390	$—	$1,372,874,801	$1,496,979,191
Common Stocks	65,587,637	—	—	65,587,637
Secondary Investments*	—	—	258,426,226	258,426,226
Primary Investments*	—	—	202,368,793	202,368,793
Short-Term Investments	149,808,544	—	—	149,808,544
Total Investments	$339,500,571	$—	$1,833,669,820	$2,173,170,391
Other Financial Instruments
Foreign Currency Exchange Contracts**	$2,902,486	$—	$—	$2,902,486
Total Foreign Currency Exchange Contracts	$2,902,486	$—	$—	$2,902,486

*	The terms “Direct Investments”, “Primary Investments” and “Secondary Investments” are defined in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are detailed in Note 2.e.

The following is a reconciliation of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2016	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net transfers in or out of Level 3	Balance as of March 31, 2017
Direct Investments:
Direct Equity Investments	$450,166,570	$7,552,963	$(16,552,744)	$347,377,189	$(90,433,422)	$(27,322,923)	$670,787,633
Direct Debt Investments	397,797,241	(4,861,237)	9,228,409	349,062,336	(49,139,581)	—	702,087,168
Total Direct Investments*	$847,963,811	$2,691,726	$(7,324,335)	$696,439,525	$(139,573,003)	$(27,322,923)	$1,372,874,801
Secondary Investments*	314,233,637	(5,519,945)	(10,257,391)	46,994,134	(87,024,209)	—	258,426,226
Primary Investments*	139,812,752	(80,585)	5,861,158	72,005,550	(15,230,082)	—	202,368,793
Total	$1,302,010,200	$(2,908,804)	$(11,720,568)	$815,439,209	$(241,827,294)	$(27,322,923)	$1,833,669,820

The amount of the net change in unrealized appreciation for year period ended March 31, 2017 relating to investments in Level 3 assets still held at March 31, 2017 is $(11,720,568), which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

*

For the purposes of the tables above: “Direct Investments” are private investments directly into the equity or debt of selected operating companies, often together with the management of the Fund. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment. Secondary Investments involve acquiring single or portfolios of assets on the secondary market. Secondary Investments are Private Equity Fund Investments generally acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any Investment, the Fund may re-classify such Investment as it deems appropriate.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

3. Fair Value Measurements (continued)

The Fund’s Valuation Procedures have been approved by the Board. The Valuation Procedures are implemented by the Adviser and the Fund’s third party administrator, both of which report to the Board. For third-party information, the Fund’s administrator monitors and reviews the methodologies of the various pricing services employed by the Fund. The Adviser employs valuation techniques for Private Equity Investments held by the Fund, which include discounted cash flow methods and market comparables. The Adviser oversees the valuation of the Fund’s investments pursuant to the Valuation Procedures. The Adviser and one or more of its affiliates may act as investment advisers to clients other than the Fund that hold Private Equity Investments held by the Fund. In such cases, the Adviser may value such Private Equity Investments in consultation with its affiliates.

The valuations attributed to investments held by the Fund and other clients of the Adviser might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund and the other clients.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2017:

Type of Security	Fair Value at 3/31/2017 (000’s)	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity Investments	$529,910	Market comparable companies	Enterprise value to EBITDA multiple	5.90 x – 16.00 x(11.43x)
	28,981	Market comparable companies	Price to book ratio	3.10 x – 3.10 x(3.10x)
	11,893	Market comparable companies	Enterprise value to sales multiple	0.95 x – 3.00 x(1.45x)
	4,461	Reported fair value	Reported fair value	n/a - n/a (n/a)
	787	Exit price	Recent transaction price	n/a - n/a (n/a)
	94,756	Recent financing	Recent transaction price	n/a - n/a (n/a)
Direct Debt Investments	$231,676	Discounted cash flow	Discount factor	5.17% - 12.61% (9.79%)
	412,330	Broker quotes	Indicative quotes for an inactive market	n/a - n/a (n/a)
	62,137	Recent financing	Recent transaction price	n/a - n/a (n/a)
Primary and Secondary Investments	$450,721	Adjusted reported net asset value	Reported net asset value	n/a - n/a (n/a)
	10,074	Adjusted reported net asset value	Fair value adjustments	n/a - n/a (n/a)

Level 3 Direct Equity Investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 Direct Debt Investments, the Fund arrives at a fair value through the use of an earnings and multiples analysis and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

4. Revolving Credit Agreement

Effective February 2, 2016, the Fund entered into a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank plc and The Royal Bank of Scotland plc in the aggregate maximum principal amount of $150,000,000. The Fund anticipates that this line of credit facility will be primarily used for working capital requirements and for financing investments and funding associated costs and expenses. The Fund will incur additional interest and other expenses with respect to the use of this and other future line of credit facilities. Borrowings are charged a rate of interest per annum which is the aggregate of the applicable margin and London Interbank Offered Rate (“LIBOR”) or, in relation to any loan in Euros, the Euro Interbank Offered Rate (“EURIBOR”), and a commitment fee of 1.20% per annum on the daily unused portion. For the year ended March 31, 2017, the Fund did not utilize this LOC and paid no interest on borrowings. There were no outstanding borrowings at March 31, 2017. In addition to the Commitment fees of 1.2% the Fund pays Arrangement fees (1.15% of the total commitment) and Borrowing fees of $25,000 per annum.

5. Distributions/Allocation of Members’ Capital

Until December 31, 2016, net profits or net losses of the Fund for each Allocation Period (as defined below) were allocated among and credited to or debited against the capital accounts of the Members (i.e., each Feeder Fund). Each “Allocation Period” is a period that begins on the day after the last day of the preceding Allocation Period and ends at the close of business on the first to occur thereafter of: (1) the last day of a calendar month, (2) the last day of a taxable year, (3) the day preceding a day on which newly issued Interests are purchased by Members, (4) a day on which Interests are repurchased by the Fund pursuant to tenders of Interests by Members or (5) a day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

As of January 1, 2017, the Fund contemplates declaring as dividends each year all or substantially all of its investment company taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Units at the discretion of the Board. Unless Members elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Units under a dividend reinvestment plan. Any distributions reinvested will nevertheless remain taxable to Members that are U.S. persons.

From and after January 1, 2017, the Incentive Allocation has been replaced by an “Incentive Fee” have the same economic effect on Members and refer to discussion in Note 7.

6. Unit Transactions/Subscription and Repurchase of Units

Units are generally offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.

The Fund has adopted a Distribution and Service Plan (the “Distribution Plan”) which allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and the provision of personal services to holders of Class A Units. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net assets value attributable to Class A Units (the “Distribution Fee”) to the Fund’s placement agent or other qualified recipients. Payment of the Distribution Fee is governed by the Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units in compliance with Rule 12b-1 under the Investment Company Act. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Units. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, under the Distribution Plan, subscriptions for Class A Units may be subject to a placement fee (the “Placement Fee”) of up to 3.50% of the subscription amount. No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets on or about each January 1st, April 1st, July 1st and October 1st. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units. For purposes of calculation of the Early Repurchase Fee, Units issued in the Reorganization and representing interests in a Feeder Fund that were outstanding for more than twelve months prior to December 31, 2016 are treated as having been outstanding for more than twelve months. Moreover,

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

6. Unit Transactions/Subscription and Repurchase of Units (continued)

Units issued in the Reorganization and representing interests in a Feeder Fund outstanding for less than twelve months prior to December 31, 2016 are treated as having been outstanding for less than twelve months for purposes of calculation of the Early Repurchase Fee. For all Units received in connection with the Reorganization, the prior holding period is tacked.

Transactions in Fund Units were as follows:

	For the Period from January 1, 2017 (Reorganization) through March 31, 2017
	Units	Dollar Amounts
Class A Units
Sales(1)	15,608,947	$78,770,728
Redemptions(2)	(2,147,288)	(11,100,096)
Class exchanges	(53,481,499)	(270,450,808)
Net increase (decrease)	(40,019,840)	$(202,780,176)
Class I Units
Sales(1)	9,394,736	$47,473,000
Redemptions(2)	(2,482,552)	(12,855,534)
Class exchanges	53,448,629	270,450,808
Net increase (decrease)	60,360,813	$305,068,274

(1)	In connection with the Reorganization, excludes Units issued equal to 297,197,696 and 131,904,371, and $1,485,988,480 and $659,521,857, of Class A Units and Class I Units, respectively.

(2)	Includes redemption fees of $1,602 and $2,597 of Class A Units and Class I Units, respectively.

7. Management Fees, Incentive Allocation / Incentive Fee, and Fees and Expenses of Managers

The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. Until December 31, 2016, the Fund paid the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment.

Since January 1, 2017, the Fund paid the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. In no event will the management fee exceed 1.75% as a percentage of the Fund’s net asset value. For the year ended March 31, 2017, the Fund earned $29,032,929 in management fees.

In addition, until December 31, 2016, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Fund for the relevant period of each Member over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) is debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Fund (the “Incentive Allocation Account”). The Incentive Allocation Account is maintained solely for the purpose of being allocated the Incentive Allocation and thus, the Incentive Allocation Account does not participate in the net profits or losses of the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

7. Management Fees, Incentive Allocation / Incentive Fee, and Fees and Expenses of Managers (continued)

The Fund maintained a memorandum account for each Member (i.e., each Feeder Fund) (each, a “Loss Recovery Account”). Each Member’s Loss Recovery Account had an initial balance of zero and was (i) increased upon the close of each Allocation Period by the amount of the relevant Member’s allocable share of the net losses of the Fund for the Allocation Period, and (ii) decreased (but not below zero) upon the close of such Allocation Period by the amount of such Member’s allocable share of the net profits of the Fund for the Allocation Period. The Incentive Allocation was calculated, charged to each Member and credited to the Incentive Allocation Account as of the end of each Allocation Period. The Allocation Period for a Member whose Interest is repurchased or is transferred in part is treated as ending only for the portion of Interests so repurchased or transferred. In addition, only the net profits of the Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s capital account amount being so repurchased or transferred) was taken into account in determining the Incentive Allocation for the Allocation Period then ending. The Member’s Loss Recovery Account was not adjusted for such Member’s allocable share of the net losses of the Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred. For the nine months ended December 31, 2016 an aggregate Incentive Allocation of $16,307,771 was credited to the Incentive Allocation Account.

As a consequence of the Reorganization, the Fund and the prior capital account-based incentive allocation for the benefit of the Adviser was converted to a fund-level fee payable to the Adviser. The post-Reorganization Incentive Fee has the same economic effect on the Members as the pre- Reorganization Incentive Allocation. Accordingly, effective January 1, 2017, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Fund will maintain a new memorandum account (the “New Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. The Member’s New Loss Recovery Account was not adjusted for such Member’s allocable share of the net losses of the Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred. For the period of January 1, 2017 through March 31, 2017 an aggregate Incentive Allocation of $8,803,550 was credited to the Incentive Fee Account.

Effective April 1, 2016, in consideration of the services rendered by each Manager who was not an “interested person” of the Fund, as defined by the Investment Company Act (each, an “Independent Manager”), the Fund pays each Independent Manager a fee of $55,000 per year. In addition, the Fund pays an additional fee of $10,000 per year to (i) the chairman of the Board and (ii) the chairman of the audit committee of the Board. Effective December 2, 2016. In consideration of the services rendered by the special advisers to the Board, the Fund pays each special adviser a fee of $55,000 per year. The Managers and Special Advisers to the Board do not receive any pension or retirement benefits. The Fund also reimburses the Independent Managers and the special advisers expenses in connection with their services as Managers and special advisers, respectively.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

8. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following companies as of March 31, 2017:

	Shares as of March 31, 2017	Fair Value as of March 31, 2016	Gross Additions(1)	Gross Reductions(2)	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2017	Affiliated Income
Non-Controlled Affiliates
AAVAS Financiers Limited	6,475,083	$—	$20,708,341	$—	$8,272,433	$28,980,774	$—
Astorg Co-Invest SGG	780,000	14,068,533	—	—	(867,397)	13,201,136	—
Capvis IV Co - Investors Faster L.P	—	15,505,302	5,220	(28,580)	1,312,912	16,794,854	644
ECP Holding Company, LLC	8,172,727	8,172,727	—	—	817,273	8,990,000	—
Huntress Co-Investment L.P., 1	—	—	38,102,078	—	6,153,219	44,255,297	—
Total Non-Controlled Affiliates	15,427,810	$37,746,562	$58,815,639	$(28,580)	$15,688,440	$112,222,061	$644

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

9. Accounting and Administration Agreement

State Street Bank and Trust Company (the “Administrator”) serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2017, the Fund accumulated $2,032,747, in administration and accounting fees.

10. Investment Transactions

Total purchases of investments for the year ended March 31, 2017 amounted to $918,832,722. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2017 amounted to $313,010,499. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the investments as to the amounts of taxable income allocated to the Fund as of March 31, 2017.

11. Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

12. Commitments

As of March 31, 2017, the Fund had funded $2,482,658,908 or 82.64% of the $3,004,006,156 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $1,750,452,663 of $1,763,959,391 in total commitments, (ii) Secondary Investments it had funded $520,891,353 of $635,694,568 in total commitments, and (iii) Primary Investments it had funded $211,314,892 of $604,352,197 in total commitments, in each case, as of March 31, 2017.

13. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all of its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments.

Investments in Fund Units provide limited liquidity because Members will not be able to redeem Units on a daily basis because the Fund is a closed-end fund. Therefore investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2017 (continued)

14. Tax Information

As of March 31, 2017, the Fund’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,899,662,624
Gross unrealized appreciation	354,380,341
Gross unrealized depreciation	(80,872,574)
Net unrealized investment appreciation	$273,507,767

The tax cost of the Fund’s investments as of March 31, 2017, approximates their amortized cost.

15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

The identity of the members of the Board and brief biographical information as of March 31, 2016 is set forth below. The Master Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, by calling 1-877-748-7209.

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
James Frederick Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since Inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	5
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since Inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	5
INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY MANAGER
Brooks Lindberg Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since December 2012	Partner, Partners Group (2008-2014); Partners Group (2002-2014); Director, Partners Group (USA) Inc. (2008-2014); Director, Partners Group Real Estate LLC (2008-2012); Senior Vice President, Lendio, Inc. (2015).	5

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY OFFICER
Robert Collins Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	President	Since September 2014	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (USA) Inc. (2014-Present); Director, Partners Group (USA) Impact (2014-Present).	5
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Since September 2014	Vice President, Partners Group (2014–Present); Partners Group (2010–Present); Director, Partners Group US Management, LLC (2014-Present); Director, Partners Group US Management II, LLC (2016-Present).	5
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Since December 2013	Manager, Brian Kawakami LLC (2015–Present); Partner, Ascendant Compliance Management, Inc. (2009–2015).	5
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Secretary	Since September 2014	Senior Vice President, Partners Group (2014-Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014-Present); Chief Compliance Officer, Platinum Partners (2007-2014).	5

*

The Fund Complex consists of the Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity, LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management Agreement

At a meeting of the Board held on December 2, 2016, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Amended and Restated Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

In approving the Agreement, the Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Fund and the extent to which these would be passed on to the Fund; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers, to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund are appropriate and consistent with the terms of the Fund’s Limited Liability Company Agreement, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program.

The Board noted that the performance of the Fund had been positive since inception and had lower volatility than public markets.

The Board also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Board noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

The Board considered the anticipated costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Fund. The Board reviewed the financial statements of the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits derived from its relationship with the Fund in light of the Fund’s

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds. The Board also concluded that the overall expense ratios of the Fund were reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Board considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting that as the Fund grows, economies of scale would be realized.

The Board considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Board determined that the information presented provided a sufficient basis upon which to approve the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Fund and its Members.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity (Master Fund), LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity (Master Fund), LLC does not jointly market.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $395,000 for 2016, which was allocated to Partners Group Private Equity (Master Fund), LLC, Partners Group Private Equity (Institutional), LLC, Partners Group Private Equity (TEI), LLC and Partners Group Private Equity (Institutional TEI), LLC (each, a “Feeder Fund”) based on each respective Feeder Funds’ proportionate ownership share in the registrant, as applicable and $515,000 for 2017.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2016 and $0 for 2017.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to the Partners Group Private Equity (Master Fund), LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited, a subsidiary of Glass Lewis & Co. ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund under Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser acts as fiduciary in relation to the portfolio of the Fund and the assets thus entrusted to the Adviser’s management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the Fund has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of shareholders/interest holders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically handled as set forth below, provided that the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/ interest holders in a particular case.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the relevant board of directors.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

1	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments or direct private investments are considered to be proxies.

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o
Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•
The Adviser does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o
Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•
The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•
With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•
Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.
The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.
In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.
The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.
The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining proxy voting information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Equity (Master Fund), LLC
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

Attn:	Chief Compliance Officer

Re:	Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (Master Fund), LLC as of June 9, 2017

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Hal Avidano	Managing Director	Since 2016	Managing Director (2017-Present) Senior Vice President, Partners Group (2013-2017); Partners Group (2008-Present).	Portfolio Management
Robert M. Collins	Managing Director	Since 2014	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (USA) Inc. (2014-Present); Director, Partners Group (USA) Impact (2014-Present).	Portfolio Management
Scott Essex	Partner	Since Inception	Partner, Partners Group (2016-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2014-Present).	Portfolio Management
Joel Schwartz	Managing Director	Since 2015	Managing Director, Partners Group (2013-Present); Director, Partners Group (USA) Inc. (2014-Present).	Portfolio Management
Anthony Shontz	Managing Director	Since 2012	Managing Director, Partners Group (2015-Present); Partners Group (2007-Present).	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Equity (Master Fund), LLC, for which the members of the Investment Committee of the Investment Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2017:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Hal Avidano	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $0*	Two pooled investment vehicles with a value of $56.294 million	Twenty-six accounts with a value of $1.897 billion
Robert M. Collins	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $0*	Two pooled investment vehicles with a value of $56.294 million	Twenty-six accounts with a value of $1.897 billion
Scott Essex	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $0*	Two pooled investment vehicles with a value of $ 56.294 million	Twenty-six accounts with a value of $1.897 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $0*	Two pooled investment vehicles with a value of $56.294 million	Twenty-six accounts with a value of $1.897 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $0*	Two pooled investment vehicles with a value of $56.294 million	Twenty-six accounts with a value of $1.897 billion

*
As of March 31, 2017, the account listed was registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. However, the registration statement for that account was not yet effective. Accordingly, as of March 31, 2017, there were no shareholders of that registered investment company and the account had no dollar value.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with a major ownership by its partners and employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Master Fund as of March 31, 2017:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Hal Avidano	None
Robert M. Collins	$100,001-$500,000
Scott Essex	None
Joel Schwartz	None
Anthony Shontz	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Equity (Master Fund), LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2017

By (Signature and Title)*	/s/ Justin Rindos
Justin Rindos, Chief Financial Officer
(Principal Financial Officer)

Date:	June 9, 2017

*	Print the name and title of each signing officer under his or her signature.